UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2021

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5     Corporate Governance and Management
Item 5.07    Submission of Matters to a Vote of Security Holders
On August 3, 2021, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company”) (NYSE: CODI) (collectively “CODI”) held a Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting was a completely virtual meeting conducted via live audio webcast. A total of 64,900,000 common shares of the Trust were entitled to vote at the Special Meeting as of the meeting’s record date, June 21, 2021. There were 37,297,701 common shares present in person or by proxy, constituting a quorum, at the Special Meeting, at which the shareholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the shareholders and the final voting results of each such proposal.
Proposal 1. Amendments to the Trust Agreement (Check the box)
With respect to the vote to approve amendments to the Second Amended and Restated Trust Agreement, as amended to date (the “Trust Agreement”), of the Trust to authorize the Company, acting through its board of directors, to cause the Trust to elect to be treated as a corporation for U.S. federal income tax purposes, without further approval of the shareholders, including amendments to Sections 1.1(a)(i), 2.4(b), 2.8, 2.11, 3.1, 3.3 and 9.2, the deletion of Section 3.4 and Exhibit B and the related new or revised definitions “Check-the-Box Election” and “Preferred Shares” in the recitals and Section 1.1(b) of the Trust Agreement, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
36,531,077	576,859	189,765	—
Based on the votes set forth above, the shareholders approved the amendments to the Trust Agreement described in proposal number 1.
Proposal 2. Amendments to the Trust Agreement (Conversion)
With respect to the vote to approve amendments to the Trust Agreement to authorize the Company, acting through its board of directors, to, at its election in the future, cause the Trust to be converted to a corporation, without further approval of the shareholders, including amendments to Sections 7.1 and 10.2 of the Trust Agreement, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
36,509,366	594,283	194,052	—
Based on the votes set forth above, the shareholders approved the amendments to the Trust Agreement described in proposal number 2.
Proposal 3. Amendments to the LLC Agreement
With respect to the vote to approve amendments to the Fifth Amended and Restated Operating Agreement, as amended to date (the “LLC Agreement”), of the Company to authorize the board of directors of the Company to, if the Trust is converted to a corporation, amend the LLC Agreement as the board determines is necessary or appropriate to reflect such conversion, without further approval of the members of the Company (other than in certain circumstances, the allocation member of the Company), including amendments to Article 12 of the LLC Agreement, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
36,505,797	587,500	204,404	—
Based on the votes set forth above, the shareholders approved the amendments to the LLC Agreement.

Proposal 4. Adjournment of the Special Meeting
With respect to the vote to adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting in favor of Proposal 1, Proposal 2 or Proposal 3, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
36,536,652	564,773	196,276	—
Based on the votes set forth above, the shareholders voted to adjourn the Special Meeting if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting in favor of Proposal 1, Proposal 2 or Proposal 3.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibit.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2021	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2021	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer